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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 11, 2006

                                  AXS-ONE INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                                              13-2966911
 (State or other jurisdiction            1-13591               (IRS Employer
      of incorporation)          (Commission File Number)   Identification No.)

                301 ROUTE 17 NORTH, RUTHERFORD, NEW JERSEY 07070
          (Address of principal executive offices, including zip code)

                                 (201) 935-3400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On November 11, 2006, AXS-One Inc. (the "Company") entered into a Third Loan
Modification Agreement ("Third Modification Agreement") with Silicon Valley Bank
(the "Bank") to amend and supplement its Amended and Restated Loan and Security
Agreement dated as of September 13, 2005 between the Company and the Bank, as amended by a First Loan Modification Agreement dated as of March 14, 2006 and a
Second Loan Modification Agreement dated as of October 31, 2006 (as amended, the
"Loan Agreement").

Subject to certain borrowing base limitations and compliance with covenants, the
Third Modification Agreement serves (a) to amend the Loan Agreement by increasing the amount the Company may borrow on a revolving basis from (i) up to the lesser of (A) $2,000,000 or (B) 70.0% of the Eligible Accounts (as such term is defined in the Loan Agreement) to (ii) up to the lesser of (A) $4,000,000 or
(B) 70.0% of the Eligible Accounts (as such term is defined in the Loan
Agreement), and (b) as an agreement by the Bank to forbear until December 10,
2006 from exercising its rights and remedies with respect to the default of the
Company for failure to comply with certain financial covenants under the Loan
Agreement at September 30, 2006.

The foregoing description of the Third Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Third
Modification Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits - The following exhibit is filed as part of this report:

10.1     Third Loan Modification Agreement dated as of November 11, 2006 by and between the Company and Silicon Valley Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXS-ONE INC.

Date:  November 16, 2006                By:    /S/ Joseph P. Dwyer
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                                           Joseph P. Dwyer
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer